N-2	Feb. 12, 2026
Cover [Abstract]
Entity Central Index Key	0001978024
Amendment Flag	false
Document Type	424B3
Entity Registrant Name	APOLLO S3 PRIVATE MARKETS FUND
General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]
The following replaces the paragraph in the “Management of the Fund – Board of Trustees – The Role of the Board” section of each Prospectus and all similar disclosure in each Prospectus and the SAI
:
Overall responsibility for the Fund’s oversight rests with the Board. The Fund has entered into the Investment Advisory and Management Agreement with the Adviser, pursuant to which the Adviser manages the Fund on a day-to-day
basis. The Board is responsible for overseeing the Adviser and other service providers in the Fund’s operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Board does not have responsibility for the day-to-day
management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Adviser keeps the Board well informed as to the Adviser’s activities on the Fund’s behalf and the Fund’s investment operations and provides the Board information with additional information as the Board may, from time to time, request. The Board is composed of six members, five of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.